UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2009

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-

TABLE OF CONTENTS

Item 1.01

Entry into a Material Definitive Agreement.

Item 2.02

Results of Operation and Financial Condition.

Item 7.01

Regulation FD Disclosure.

Item 9.01

Financial Statements and Exhibits.

Exhibits

Signature

Exhibit Index

Exhibit 99.1

Exhibit 99.2

Item 1.01

Entry into a Material Definitive Agreement

On March 11, 2009, Salem Communications Holding Corporation (the “Company”), a wholly-owned subsidiary of Salem Communications Corporation (“Salem”), amended its credit facility with a consortium of leading financial institutions. The Bank of New York Mellon (formerly The Bank of New York), acting as Administrative Agent, arranged the amendment. The other institutions participating in the facility are: General Electric Capital Corporation; SunTrust Bank; Bank of America, N.A. (successor by merger to Fleet National Bank); ING Capital, LLC; Wells Fargo Bank, National Association; BMO Capital Markets Financing, Inc., National City Bank; Bank of Scotland PLC; Coöperative Centrale Raiffeisen-Boerenleen Bank B.A., “Rabobank Nederland”, New York Branch; U.S. Bank National Association; Calyon New York Branch; Credit Suisse, Cayman Islands branch (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch); Deutsche Bank Trust Company Americas; The Prudential Insurance Company of America; Pruco Life Insurance Company; American Skandia Life Assurance Company of America; and UBS AG, Cayman Islands Branch.

This amendment resulted in the following primary modifications to the credit facility:  (a) exclusion of all maturities of debt from the determination of the pro-forma debt service covenant calculation, (b) ability to refinance the Company’s 7 ¾% Senior Subordinated Notes due December 2010 in part or in full, (c) the elimination of Salem’s ability to purchase additional shares of its common stock or to pay a dividend on its common stock unless the Total Leverage Ratio calculated under the credit facility is less than or equal to 4.00:1.00, (d) termination of the revolving line of credit that was scheduled to expire on March 31, 2009, and (e) extension through December 31, 2010, of the Company’s ability to obtain a Term Loan D under the facility, which extension allows the addition of a new Term Loan D subject to the following conditions and restrictions: (1) the use of all proceeds from any such Term Loan D shall be limited to repayment of other term loans under the facility, (2) the aggregate amount of all new and additional Term Loan D commitments shall not exceed Fifty Million Dollars ($50,000,000), and (3) to the extent that applicable interest rates and indices applicable to any new Term Loan D are greater than existing applicable interest rates and indices on the remainder of the amounts outstanding under the facility, the existing applicable interest rates and indices shall be adjusted to match those in effect for the new Term Loan D.

Item 2.02

Results of Operation and Financial Condition.

On March 12, 2009, Salem Communications Corporation issued a press release regarding its results of operations for the quarter and fiscal year ended December 31, 2008.

Item 7.01

Regulation FD Disclosure.

On March 12, 2009, Salem Communications Corporation issued a press release regarding its results of operations for the quarter and fiscal year ended December 31, 2008.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1

Amendment #5, dated as of March 11, 2009, to the Fifth Amended and Restated Credit Agreement, dated as of September 25, 2003, by and among Salem Communications Corporation, Salem Communications Holding Corporation, General Electric Capital Corporation, as Syndication Agent, SunTrust Bank, as Syndication Agent, Bank of America, N.A. (successor by merger to Fleet National Bank), as Documentation Agent, ING Capital, LLC, as Documentation Agent, The Bank of New York Mellon (formerly the Bank of New York), as Administrative Agent, and the Lenders party thereto.

99.2	Press release, dated March 12, 2009, of Salem Communications Corporation regarding its results of operations for the quarter and fiscal year ended December 31, 2008.

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: March 12, 2009
By:/s/ EVAN D.MASYR
Evan D. Masyr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Amendment #5, dated as of March 11, 2009, to the Fifth Amended and Restated Credit Agreement, dated as of September 25, 2003, by and among Salem Communications Corporation, Salem Communications Holding Corporation, General Electric Capital Corporation, as Syndication Agent, SunTrust Bank, as Syndication Agent, Bank of America, N.A. (successor by merger to Fleet National Bank), as Documentation Agent, ING Capital, LLC, as Documentation Agent, The Bank of New York Mellon (formerly the Bank of New York), as Administrative Agent, and the Lenders party thereto.

99.2	Press release, dated March 12, 2009, of Salem Communications Corporation regarding its results of operations for the quarter and fiscal year ended December 31, 2008.

EXECUTION COPY

EXHIBIT 99.1

AMENDMENT NO. 5

TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 5 (this “Amendment”), dated as of March [__], 2009, to the Fifth Amended and Restated Credit Agreement, dated as of September 25, 2003, among Salem Communications Holding Corporation, a Delaware corporation (the “Borrower”), Salem Communications Corporation, a Delaware corporation, the Lenders party thereto, General Electric Capital Corporation and SunTrust Bank, as Syndication Agents, Fleet National Bank and ING (U.S.) Capital LLC, as Documentation Agents, and The Bank of New York Mellon (formerly The Bank of New York), as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), as amended by Amendment No. 1, dated as of May 19, 2004, Amendment No. 2, dated as of July 7, 2005, Amendment No. 3, dated as of June 9, 2006, and Amendment No. 4, dated as of October 24, 2007 (as so amended, the “Credit Agreement”).

RECITALS

1

Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

2

The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement, upon the terms and conditions contained herein, to, among other things, (i) alter certain of the provisions and covenants and (ii) make certain additional modifications, and the Administrative Agent and the Lenders party hereto are willing to do so.

Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 10.2 of the Credit Agreement, the parties hereto agree as follows:

1.

Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of “Pro-Forma Debt Service” to read as follows:

“Pro-Forma Debt Service” means, at any date of determination, the sum of (i) Pro-Forma Interest Expense plus (ii) scheduled payments of principal (including scheduled mandatory reductions of revolving credit and similar commitments, but excluding the scheduled principal payment due on the B Term Loans on the B Term Maturity Date, the C Term Loans on the C Term Maturity Date, and the D Term Loans on the D Term Maturity Date) in respect of Total Funded Debt required to be made during the four fiscal quarters of the Parent immediately succeeding such date of determination.  For purposes of calculating Pro-Forma Debt Service, the principal amount outstanding under any revolving or line of credit facility on the date of any calculation of Pro-Forma Debt Service shall be assumed to be outstanding during the entire applicable four fiscal quarter period, subject to any mandatory scheduled payments of principal required to be made during such period.

2.

Section 2.5(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f)

The Borrower may at any time and from time to time prior to December 31, 2010, at its sole cost, expense and effort, request any one or more of the Lenders to assume a new or additional D Term Commitment and make a new or additional D Term Loan (the decision to assume a new or additional D Term Commitment and make a new or additional D Term Loan to be within the sole and absolute discretion of such Lender), or any other Person to provide a new D Term Commitment, as applicable, in each case by submitting a D Term Increase Supplement, duly executed by the Parent, the Borrower and each such Lender (each, an “Increasing Lender”) or other Person (each, a “New Lender”), as the case may be.  Each New Lender shall be reasonably satisfactory to the Administrative Agent.  If such Increase Supplement is in all respects reasonably satisfactory to the Administrative Agent, the Administrative Agent shall execute such Increase Supplement and deliver a copy thereof to the Borrower and each such Increasing Lender or New Lender, as the case may be.  Upon execution and delivery of a D Term Increase Supplement by the Administrative Agent, (i) the D Term Commitment, as applicable, assumed by such Increasing Lender or such New Lender, as the case may be, shall be as set forth in such D Term Increase Supplement, and (ii) each such New Lender shall become a party hereto and shall for all purposes of the Loan Documents be deemed a “Lender”.  Notwithstanding anything in this clause (f) to the contrary:

(i)

the Borrower may only request D Term Loans in a D Term Increase Supplement on three occasions;

(ii)

the aggregate amount of all new and additional D Term Commitments assumed pursuant to this Section 2.5(f) shall not exceed $50,000,000;

(iii)

the aggregate amount of the new or additional D Term Commitments effected pursuant to an Increase Supplement shall be in an amount not less than $10,000,000 or such amount plus an integral multiple of $1,000,000;

(iv)

in the case of the assumption of D Term Commitments pursuant to a D Term Increase Supplement, such D Term Increase Supplement, (x) in the case of the first such D Term Increase Supplement, such D Term Increase Supplement shall specify with respect to the D Term Loans requested therein, all relevant information regarding such requested D Term Loans, including (a) the requested borrowing date thereof, (b) the aggregate amount of the D Term Commitments, (c) the Applicable Margin to be applicable to the D Term Loans, (d) the D Term Maturity Date and (e) the amortization schedule to be applicable to the D Term Loans, provided that the amortization schedule with respect to the D Term Loans shall be such that not more than 1.00% per year of the D Term Loans will be subject to repayment thereunder and the D Term Loans will have an average life to maturity that is longer than the remaining average life to maturity of the C Term Loans, and (y) in the case of each subsequent D Term Increase Supplement, such D Term Increase Supplement shall specify, with respect to the D Term Loans requested therein, all relevant information regarding such requested D Term Loans, including (a) the requested borrowing date thereof and (b) the aggregate amount of the D Term Commitments;

(v)

if the Applicable Margin to be applicable to the D Term Loans with respect to either or both ABR or Eurodollar Borrowings is greater than the corresponding Applicable Margin applicable to the B Term Loans and the C Term Loans as set forth in clause (b) of the definition of "Applicable Margin" under either or both of the headings "Term Loan ABR Margin" and "Term Loan Eurodollar Margin", the Applicable Margin applicable to the B Term Loans and the C Term Loans as set forth in clause (b) of the definition of "Applicable Margin" under either or both of the headings "Term Loan ABR Margin" and "Term Loan Eurodollar Margin", as applicable, shall automatically be deemed increased to the corresponding Applicable Margin applicable to the D Term Loans with respect to either or both ABR or Eurodollar Borrowings, as applicable, such increase to be effective automatically upon the Borrowing of the D Term Loans, and the Borrower and the Guarantors shall have executed and delivered to the Administrative Agent such documents, certificates, legal opinions and other items as the Administrative Agent shall reasonably request in connection with such increase in the Applicable Margin applicable to the B Term Loans and the C Term Loans;

(vi)

each New Lender shall have delivered to the Administrative Agent and the Borrower all forms, if any, that are required to be delivered by such other Person pursuant to Section 3.7;

(vii)

the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Borrower certifying that immediately before and after giving effect to such increase no Default shall exist and demonstrating pro forma compliance with the terms of this Credit Agreement through the latest to occur of the B Term Maturity Date, the C Term Maturity Date and the D Term Maturity Date;

(viii)

the Borrower shall immediately apply the proceeds (net of the sum of legal and other related fees and expenses incurred in connection therewith) received from the D Term Loans to the prepayment of the principal amount of the B Term Loans and, in the event that the B Term Loans have been paid in full, the C Term Loans, such prepayment to be applied in accordance with Section 2.7(e) to the remaining installments of principal required under Section 2.6(b) or 2.6(c), as applicable, in the inverse order of maturity; and

(ix)

the Administrative Agent shall have received such certificates, legal opinions and other items as it shall reasonably request in connection with such increase.

3.

Section 7.1(a)(vi)(F) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(F)

the Net Debt Proceeds of the issuance of the Refinancing Subordinated Indenture Notes are applied on the receipt thereof to the repurchase or redemption in full or in part of the 2002 Subordinated Indenture Notes or the New Subordinated Indenture Notes, and, in connection therewith, if repurchased or redeemed in full, the 2002 Subordinated Indenture Documents or the New Subordinated Indenture Documents, as the case may be, are terminated and cease to be in full force and effect.

4.

Section 7.4(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f)

Hedging Agreements permitted by Section 7.7 and Restricted Payments permitted pursuant to Section 7.8(e);

5.

Section 7.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.8

Restricted Payments

The Parent will not, and will not permit any of the Restricted Subsidiaries to, declare or make, or agree to pay for or make, directly or indirectly, any Restricted Payment, provided that

.1

the Parent may declare and pay, and agree to pay, dividends with respect to its Equity Interests payable solely in perpetual common Equity Interests;

.2

any wholly-owned Restricted Subsidiary may declare and pay dividends with respect to its Equity Interests to its parent;

.3

[Intentionally Omitted];

.4

[Intentionally Omitted];

.5

the Parent or any Restricted Subsidiary may purchase or redeem or make payments of principal, premium and interest in respect of Subordinated Debt to the extent expressly permitted by Section 7.13;

.6

[Intentionally Omitted]; and

.7

notwithstanding the provisions of clauses (a) through (f) above, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing and the Total Leverage Ratio is less than or equal to 4.00:1.00 determined on a pro-forma basis for the following 12 months, the Parent or any Restricted Subsidiary may declare and pay dividends on its Equity Interests and redeem or repurchase its Subordinated Debt or Equity Interests.

6.

This Amendment shall become effective upon satisfaction of the following conditions precedent:

(a)

the Revolving Commitments and the Swingline Commitment shall have been terminated, all outstanding Revolving Loans and Swingline Loans shall have been paid in full, all outstanding Letters of Credit shall have been terminated, all outstanding LC Disbursements shall have been reimbursed in full, and all accrued and unpaid interest on all Revolving Loans and Swingline Loans, all breakage fees with respect to the repayment of all outstanding Revolving Loans and Swingline Loans, and all accrued and unpaid Revolving Commitment commitment fees and Letter of Credit participation fees and fronting fees shall have been paid in full;

(b)

receipt by the Administrative Agent of this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders; and

(c)

receipt by the Administrative Agent of an amendment fee for the account of each Lender that has executed and delivered this Amendment on or prior to the effectiveness of this Amendment in an amount equal to 0.50% of the sum of the outstanding Term Loans of such Lender.

7.

In all other respects the Credit Agreement and other Loan Documents shall remain in full force and effect.

8.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower and the Guarantors each (a) certifies that, immediately before and after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which it is a party shall be true and correct in all respects with the same effect as though such representations and warranties had been made on the date hereof, except as the context otherwise requires or as otherwise permitted by the Loan Documents or this Amendment, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist under the Loan Documents and (c) agrees to pay all of the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

9.

Each of the Borrower and the Guarantors (a) reaffirms and admits the validity, enforceability and continuing effect of all Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to any Credit Party under any Loan Document to which it is a party.

10.

This Amendment may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

11.

This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

12.

The parties have caused this Amendment to be duly executed as of the date first written above.

SALEM COMMUNICATIONS HOLDING CORPORATION

By:

/s/ Evan D. Masyr

Name:

Evan D. Masyr

Title:

Senior Vice President & CFO

SALEM COMMUNICATIONS CORPORATION

By:

/s/ Evan D. Masyr

Name:

Evan D. Masyr

Title:

Senior Vice President & CFO

BISON MEDIA, INC.

CARON BROADCASTING, INC.

COMMON GROUND BROADCASTING, INC.

INSPIRATION MEDIA, INC.

NEW INSPIRATION BROADCASTING COMPANY,

    INC.

NI ACQUISITION CORP.

PENNSYLVANIA MEDIA ASSOCIATES, INC.

REACH SATELLITE NETWORK, INC.

SALEM CONSUMER PRODUCTS, INC.

SALEM MEDIA OF COLORADO, INC.

SALEM MEDIA OF HAWAII, INC.

SALEM MEDIA OF KENTUCKY, INC.

SALEM MEDIA OF OHIO, INC.

SALEM MEDIA OF OREGON, INC.

SALEM MEDIA OF TEXAS, INC.

SALEM MEDIA OF VIRGINIA, INC.

SALEM RADIO NETWORK INCORPORATED

SALEM RADIO PROPERTIES, INC.

SALEM RADIO REPRESENTATIVES, INC.

SCA LICENSE CORPORATION

SOUTH TEXAS BROADCASTING, INC.

SRN NEWS NETWORK, INC.

AS TO EACH OF THE FOREGOING

By:

/s/ Evan D. Masyr

Name:

Evan D. Masyr

Title:

Vice President

CCM COMMUNICATIONS, INC.

SALEM INVESTMENT CORPORATION

AS TO EACH OF THE FOREGOING

By:

/s/ Evan D. Masyr

Name:

Evan D. Masyr

Title:

Vice President

INSPIRATION MEDIA OF TEXAS, LLC

ONEPLACE, LLC

SALEM MEDIA GROUP, LLC

SALEM MEDIA OF ILLINOIS, LLC

SALEM MEDIA OF NEW YORK, LLC

SALEM RADIO OPERATIONS, LLC

SALEM SATELLITE MEDIA, LLC

SCA-PALO ALTO, LLC

AS TO EACH OF THE FOREGOING

By: SCA License Corporation, as Manager

By:

/s/ Evan D. Masyr

Name:

Evan D. Masyr

Title:

Vice President

THE BANK OF NEW YORK MELLON, as a Lender and as Administrative Agent

By:

/s/ Dean Stephan

Name:

Dean Stephan

Title:

Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:

/s/ Jason Soto

Name:

Jason Soto

Title:

Duly Authorized Signatory

SUNTRUST BANK

By:

/s/ Jill White

Name:

Jill White

Title:

Vice President

BANK OF AMERICA, N.A.

By:

/s/ Lisa M. Webster

Name:

Lisa M. Webster

Title:

Vice President

ING CAPITAL, LLC

By:

/s/ Stephen M. Nettler

Name:

Stephen M. Nettler

Title:

Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

/s/ Vipa Chiraprut

Name:

Vipa Chiraprut

Title:    Vice President

BMO CAPITAL MARKETS FINANCING, INC.

By:

/s/ Naghmeh Hashemifard

Name:

Naghmeh Hashemifard

Title:

Director

NATIONAL CITY BANK

By:

/s/ Christian Kalmbach

Name:

Christian Kalmbach

Title:

Managing Director

BANK OF SCOTLAND PLC

By:

/s/ Julia R Franklin

Name:

Julia R Franklin

Title:

Assistant Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN

BANK B.A., “RABOBANK INTERNATIONAL”,

NEW YORK BRANCH

By:

/s/ Eric Hurshman

Name:

Eric Hurshman

Title:

Managing Director

By:

/s/ Brett Delfino

Name:

Brett Delfino

Title:

Executive Director

U.S. BANK NATIONAL ASSOCIATION

By:

/s/ Colleen McEvoy

Name:

Colleen McEvoy

Title:

VP

CALYON NEW YORK BRANCH

By:

/s/ Tanya Crossley

Name:

Tanya Crossley

Title:

Managing Director

By:

/s/ Priya Vrat

Name:

Priya Vrat

Title:

Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

(formerly known as CREDIT SUISSE FIRST BOSTON,

acting through its CAYMAN ISLANDS BRANCH)

By:

/s/ Mikhail Faybusovich

Name:

Mikhail Faybusovich

Title:

Vice President

By:

/s/ Christopher Day

Name:

Christopher Day

Title:

Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:

/s/ Susan LeFevre

Name:

Susan LeFevre

Title:

Managing Director

By:

/s/ Omayra Laucella

Name:

Omayra Laucella

Title:

Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:

/s/ Cornelia Cheng

Name:

Cornelia Cheng

Title:

Vice President

PRUCO LIFE INSURANCE COMPANY

By:

/s/ Cornelia Cheng

Name:

Cornelia Cheng

Title:

Vice President

AMERICAN SKANDIA LIFE ASSURANCE COMPANY OF AMERICA

                                By: Prudential Investment Management, Inc.,

                                       as investment manager

By:

/s/ Cornelia Cheng

Name:

Cornelia Cheng

Title:

Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,

As Administrator for

GE CFS LOAN HOLDING 2006-3 LLC

By:

/s/ Paul Santacaterina

Name:

Paul Santacaterina

Title:

Duly Authorized Signatory

UBS AG, CAYMAN ISLANDS BRANCH

By:

/s/ Irja R. Otsa

Name:

Irja R. Otsa

Title:

Associate Director

By:

/s/ Mary E. Evans

Name:

Mary E. Evans

Title:

Associate Director

EXHIBIT 99.2

SALEM COMMUNICATIONS ANNOUNCES FOURTH QUARTER 2008 TOTAL REVENUE OF $54.8 MILLION

CAMARILLO, CA March 12, 2009– Salem Communications Corporation (Nasdaq: SALM), a leading U.S. radio broadcaster, Internet content provider, and magazine and book publisher targeting audiences interested in Christian and family-themed content and conservative values, today announced results for the three and twelve months ended December 31, 2008.

Fourth Quarter 2008 Results

For the quarter ended December 31, 2008 compared to the quarter ended December 31, 2007:

•

Total revenue decreased 6.3% to $54.8 million from $58.5 million;

•

Operating expenses, including impairment of goodwill and indefinite-lived assets, increased 93.4% to $95.9 million from $49.6 million;

•

Operating loss from continued operations was $41.1 million for the quarter as compared to operating income of $8.8 million in the prior year;

•

Net loss was $30.6 million, or $1.29 net loss per share, compared to net income of $0.2 million, or $0.01 net income per diluted share;

•

EBITDA was a loss of $32.6 million for the quarter as compared to earnings of $11.6 million in the prior year;

•

Adjusted EBITDA increased 16.2% to $15.8 million from $13.6 million;

Broadcast

•

Net broadcast revenue decreased 8.6% to $47.1 million from $51.6 million;

•

Station operating income (“SOI”) increased 1.3% to $18.2 million from $18.0 million;

•

Same station net broadcast revenue decreased 8.7% to $44.9 million from $49.2 million;

•

Same station SOI increased 3.4% to $17.9 million from $17.3 million;

•

Same station SOI margin increased to 39.9% from 35.3%;

Non-broadcast

•

Non-broadcast revenue increased 11.1% to $7.7 million from $6.9 million; and

•

Non-broadcast operating income increased to $1.3 million from $0.4 million.

Included in the results for the quarter ended December 31, 2008 are:

•

A $0.1 million loss, net of tax, from discontinued operations of radio stations in Milwaukee, Wisconsin and Columbus, Ohio;

•

A $1.0 million gain ($0.7 million, net of tax, or $0.3 per diluted share) on the disposal of assets;

•

A $52.7 million impairment of goodwill and indefinite-lived assets ($34.4 million, net of tax, or $1.45 per share) related to the impairment of radio broadcasting licenses and goodwill in our Boston, Detroit, Cleveland, Louisville, Nashville, Tampa, Miami, Orlando, Sacramento, and Omaha markets;

•

A $1.3 million charge ($0.8 million, net of tax, or $0.05 per share) related to terminated transaction costs and abandoned license upgrades;

•

A $4.8 million charge ($3.2 million, net of tax, or $0.20 per share) related to the change in fair value of our interest rate swaps; and

•

A $4.7 million gain ($3.0 million, net of tax, or $0.13 per diluted share) on early redemption of long-term debt due to the repurchase of $9.4 million of our 7 ¾% senior subordinated notes due in 2010.

Included in the results for the quarter ended December 31, 2007 are:

•

A $0.1 million loss on the disposal of assets;

•

A $1.0 million loss, net of tax, or $0.04 per share, from discontinued operations of radio stations in Milwaukee, Wisconsin and Columbus, Ohio and CCM Magazine; and

•

A $0.9 million non-cash compensation charge ($0.4 million, net of tax, or $0.02 per share) related to the expensing of stock options consisting primarily of:

o

$0.6 million non-cash compensation included in corporate expenses; and

o

$0.3 million non-cash compensation included in broadcast operating expenses.

These results reflect the reclassification of the operations of our Columbus, Ohio and Milwaukee, Wisconsin radio stations to discontinued operations for all periods presented. These stations had net broadcast revenue of approximately $1.0 million and generated a profit of $0.3 million for the quarter ended December 31, 2007 and net broadcast revenue of approximately $0.4 million and generated no profit for the quarter ended December 31, 2008.

Additionally, these results reflect the reclassification of the operations of CCM Magazine to discontinued operations for all periods presented in addition to the impairment charge in the quarter ended December 31, 2007. The magazine had non-broadcast revenue of $0.2 million and generated a loss of $1.1 million for the quarter ended December 31, 2007 and generated no revenue or no profit for the quarter ended December 31, 2008.

The company had no other comprehensive income or loss for the quarter ended December 31, 2008 due to the interest rate swaps becoming ineffective during the fourth quarter.  This is compared to $1.6 million, net of tax, for the quarter ended December 31, 2007 due to the change in fair market value of the company’s interest rate swaps.

Per share numbers are calculated based on 23,673,788 diluted weighted average shares for the quarter ended December 31, 2008, and 23,668,778 diluted weighted average shares for the comparable 2007 period.

Year to Date 2008 Results

For the twelve month period ended December 31, 2008 compared to the twelve month period ended December 31, 2007:

•

Total revenue decreased 3.6% to $220.7 million from $228.9 million;

•

Operating expenses, including impairment of goodwill and indefinite-lived assets, increased 34.9% to $252.9 million from $187.5 million;

•

Operating loss from continued operations was $32.2 million as compared to operating income of $41.4 million in the prior year;

•

Net loss was $33.1 million, or $1.40 net loss per share, compared to net income of $8.2 million or $0.34 net income per diluted share;

•

EBITDA was a loss of $9.3 million for the year as compared to earnings of $55.8 million in the prior year;

•

Adjusted EBITDA decreased 5.2% to $54.8 million from $57.8 million;

Broadcast

•

Net broadcast revenue decreased 5.8% to $192.4 million from $204.3 million;

•

SOI decreased 8.1% to $68.8 million from $74.9 million;

•

Same station net broadcast revenue decreased 6.2% to $185.0 million from $197.1 million;

•

Same station SOI decreased 6.7% to $68.3 million from $73.2 million;

•

Same station SOI margin decreased to 36.9% from 37.2%;

Non-broadcast

•

Non-broadcast revenue increased 15.2% to $28.4 million from $24.6 million; and

•

Non-broadcast operating income increased 46.7% to $2.5 million from $1.7 million

Included in the results for the twelve month period ended December 31, 2008 are:

•

A $2.0 million income ($0.08 per diluted share), net of tax, from discontinued operations consisting primarily of:

o

A $1.3 million gain, net of tax, from the sale of WRRD-AM in Milwaukee, Wisconsin;

o

A $0.8 million gain, net of tax, from the sale of WFZH-FM in Milwaukee, Wisconsin; and

o

The operating results of radio station WRFD-AM in Columbus, Ohio and the operating results of CCM Magazine.

•

A $6.9 million gain ($4.4 million, net of tax, or $0.19 per diluted share) on disposal of assets consisting primarily of a $6.1 million pre-tax gain from the disposal of the assets of KTEK-AM in Houston, Texas and a $1.1 million pre-tax gain from the disposal of the assets of WRVI-FM in Louisville, Kentucky.

•

A $73.0 million impairment of goodwill and indefinite-lived assets ($47.1 million, net of tax, or $1.99 per share) related to the impairment of radio broadcasting licenses and goodwill in our Boston, Detroit, Cleveland, Louisville, Nashville, Tampa, Miami, Orlando, Sacramento, and Omaha markets;

•

A $1.3 million charge ($0.8 million, net of tax, or $0.05 per share) related to terminated transaction costs and abandoned license upgrades;

•

A $4.8 million charge ($3.2 million, net of tax, or $0.20 per share) related to the change in fair value of our interest rate swaps;

•

A $4.7 million gain ($3.0 million, net of tax, or $0.13 per diluted share) on early redemption of long-term debt due to the repurchase of $9.4 million of our 7 ¾% senior subordinated notes due in 2010; and

•

A $3.4 million non-cash compensation charge ($2.2 million, net of tax, or $0.09 per share) related to the expensing of stock options.  This charge included approximately $1.6 million related to the voluntary surrender of unvested stock options by senior management.  The charge consists of:

o

$2.8 million non-cash compensation included in corporate expenses;

o

$0.5 million non-cash compensation included in broadcast operating expenses; and

o

$0.1 million non-cash compensation included in non-broadcast operating expenses.

Included in the results for the twelve month period ended December 31, 2007 are:

•

A $2.2 million gain ($1.2 million, net of tax, or $0.05 per diluted share) on disposal of fixed assets consisting primarily of a $3.4 million pre-tax gain from the sale of selected assets of WKNR-AM in Cleveland, Ohio, partially offset by the pre-tax loss of $0.5 million recognized on the sale of radio station WVRY-FM, Nashville, Tennessee and other disposals of fixed assets.

•

A $0.8 million loss, net of tax, or $0.04 per share, from discontinued operations of radio stations Milwaukee, Wisconsin and Columbus, Ohio and CCM Magazine; and

•

A $3.4 million non-cash compensation charge ($1.9 million, net of tax, or $0.08 per share) related to the expensing of stock options consisting of:

o

$2.4 million non-cash compensation included in corporate expenses;

o

$0.8 million non-cash compensation included in broadcasting operating expenses; and

o

$0.2 million non-cash compensation included in other media operating expenses

These results reflect the reclassification of the operations of our Columbus, Ohio and Milwaukee, Wisconsin radio stations to discontinued operations for all periods presented. These stations had net broadcast revenue of approximately $3.7 million and generated a profit of $0.8 million for the twelve months ended December 31, 2007 and net broadcast revenue of approximately $2.1 million and generated a profit of $0.3 million for the twelve months ended December 31, 2008.

Additionally, these results reflect the reclassification of the operations of CCM Magazine to discontinued operations for all periods presented. The magazine had non-broadcast revenue of $1.0 million and generated a loss of $1.2 million for the twelve months ended December 31, 2007 and non-broadcast revenue of approximately $0.4 million and generated a profit of $0.1 million for the twelve months ended December 31, 2008.

Other comprehensive loss of $0.5 million, net of tax, for the twelve months ended December 31, 2008 and $2.3 million, net of tax, for the twelve months ended December 31, 2007 is due to the change in fair market value of the company's interest rate swaps.

Per share numbers are calculated based on 23,671,288 diluted weighted average shares for the twelve months ended December 31, 2008 and 23,788,568 diluted weighted average shares for the comparable 2007 period.

Balance Sheet

As of December 31, 2008, the company had net debt of $323.5 million and was in compliance with the covenants of its credit facilities and bond indentures. The company’s bank leverage ratio was 5.56 versus a compliance covenant of 6.75 and its bond leverage ratio was 5.63 versus a compliance covenant of 7.0.

Effective March 11, 2009, the company amended its bank credit facility.  Among other things, the amendment modified language in the calculation of the pro-forma debt service covenant, restricted its ability to pay dividends or buyback stock and terminated the company’s revolving line of credit.  The company paid an amendment fee of 50 basis points, or approximately $1.2 million.

Acquisitions and Divestitures

The following transactions are currently pending:

•

WAMD (970 AM) in Baltimore, Maryland will be acquired for approximately $2.7 million.  The Company has already paid the seller a deposit of $2.7 million for this radio station; and

•

WRFD (880 AM) in Columbus, Ohio will be sold for approximately $4.0 million.

First Quarter 2009 Outlook

For the first quarter of 2009, Salem is projecting total revenue to decrease 11% to 14% over first quarter 2008 total revenue of $54.0 million.  Salem is also projecting operating expenses before gain or loss on disposal of assets and impairments to decline 10% to 12% as compared to the first quarter of 2008 operating expenses of $47.2 million.

Conference Call Information

Salem will host a teleconference to discuss its results today, on March 12, 2009 at 2:00 p.m. Pacific Time. To access the teleconference, please dial (973) 582-2717 or listen via the investor relations portion of the company’s website, located at www.salem.cc.  A replay of the teleconference will be available through March 26, 2009 and can be heard by dialing (706) 645-9291, pass code 84868925 or on the investor relations portion of the company’s website, located at www.salem.cc.

In addition to its radio properties, Salem owns Salem Radio Network®, which syndicates talk, news and music programming to approximately 2,000 affiliates; Salem Radio Representatives™, a national radio advertising sales force; Salem Web Network™, an Internet provider of Christian content and online streaming; and Salem Publishing™, a publisher of Christian-themed magazines. Upon the close of all announced transactions, the company will own 93 radio stations, including 59 stations in 23 of the top 25 markets. Additional information about Salem may be accessed at the company’s website, www.salem.cc.

Company Contact:

Tomasita Solis

Salem Communications

(805) 987-0400 ext. 1067

tomasitaa@salem.cc

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of Salem’s radio station formats, competition from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other filings filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

Regulation G

Station operating income, non-broadcast operating income, EBITDA and Adjusted EBITDA are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). Station operating income is defined as net broadcast revenues minus broadcast operating expenses. Non-broadcast operating income is defined as non-broadcast revenue minus non-broadcast operating expenses.  EBITDA is defined as net income before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before discontinued operations (net of tax), impairment of goodwill and indefinite-lived assets, gain or loss on the disposal of assets and non-cash compensation expense.  In addition, Salem has provided supplemental information as an attachment to this press release, reconciling these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. The company believes these non-GAAP financial measures, when considered in conjunction with the most directly comparable GAAP financial measures, provide useful measures of the company’s operating performance.

Station operating income, non-broadcast operating income, EBITDA and Adjusted EBITDA are generally recognized by the broadcast industry as important measures of performance and are used by investors as well as analysts who report on the industry to provide meaningful comparisons between broadcast. Station operating income, non-broadcast operating income, EBITDA and Adjusted EBITDA are not a measure of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not a substitute for, or superior to, the company’s results of operations presented on a GAAP basis such as operating income and net income. In addition, Salem’s definitions of station operating income, non-broadcast operating income, EBITDA and Adjusted EBITDA are not necessarily comparable to similarly titled measures reported by other companies.

Salem Communications Corporation
Condensed Consolidated Statements of Operations
(in thousands, except share, per share and margin data)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2008	2007	2008
	(unaudited)

Net broadcast revenue	$ 51,564	$ 47,131	$ 204,309	$ 192,357
Non-broadcast revenue	6,886	7,651	24,622	28,362
Total revenue	58,450	54,782	228,931	220,719
Operating expenses:
Broadcast operating expenses	33,569	28,900	129,448	123,534
Terminated transaction costs and abandoned license upgrades	-	1,275	-	1,275
Non-broadcast operating expenses	6,474	6,302	22,921	25,866
Corporate expenses	5,579	3,726	22,314	20,040
Impairment of goodwill and indefinite-lived assets	-	52,690	-	73,010
Depreciation and amortization	3,844	4,066	15,023	16,102
(Gain) loss on disposal of assets	137	(1,030)	(2,192)	(6,892)
Total operating expenses	49,603	95,929	187,514	252,935
Operating income (loss)	8,847	(41,147)	41,417	(32,216)
Other income (expense):
Interest income	23	66	183	247
Interest expense	(6,351)	(5,366)	(25,488)	(22,381)
Change in fair value of interest rate swaps	-	(4,827)	-	(4,827)
Gain on early redemption of long-term debt	-	4,664	-	4,664
Other income (expense), net	(66)	(57)	164	121
Income (loss) from continuing operations before income taxes	2,453	(46,667)	16,276	(54,392)
Provision for (benefit from) income taxes	1,231	(16,202)	7,266	(19,302)
Income (loss) from continuing operations	1,222	(30,465)	9,010	(35,090)
Income (loss) from discontinued operations, net of tax	(1,034)	(126)	(835)	2,004
Net income (loss)	$ 188	$ (30,591)	$ 8,175	$ (33,086)
Other comprehensive loss, net of tax	(1,593)	-	(2,267)	(480)
Comprehensive income (loss)	$ (1,405)	$ (30,591)	$ 5,908	$ (33,566)

Basic income (loss) per share before discontinued operations	$ 0.05	$ (1.29)	$ 0.38	$ (1.48)
Income (loss) from discontinued operations, net of tax	$ (0.04)	$ (0.01)	$ (0.04)	$ 0.08
Basic income (loss) per share after discontinued operations	$ 0.01	$ (1.29)	$ 0.34	$ (1.40)

Diluted income (loss) per share before discontinued operations	$ 0.05	$ (1.29)	$ 0.38	$ (1.48)
Income (loss) from discontinued operations, net of tax	$ (0.04)	$ (0.01)	$ (0.04)	$ 0.08
Diluted income (loss) per share after discontinued operations	$ 0.01	$ (1.29)	$ 0.34	$ (1.40)

Basic weighted average shares outstanding	23,668,788	23,673,788	23,785,015	23,671,288
Diluted weighted average shares outstanding	23,668,788	23,673,788	23,788,568	23,671,288

Other Data:
Station operating income	$ 17,995	$ 18,231	$ 74,861	$ 68,823
Station operating margin	34.9%	38.7%	36.6%	35.8%

Salem Communications Corporation
Condensed Consolidated Balance Sheets
(in thousands)
	December 31,	December 31,
	2007	2008

Assets
Cash	$ 447	$ 1,892
Trade accounts receivable, net	30,030	28,530
Deferred income taxes	5,567	5,670
Other current assets	3,256	2,844
Assets of discontinued operations	8,829	204
Property, plant and equipment, net	130,857	133,706
Intangible assets, net	492,156	423,709
Bond issue costs	444	268
Bank loan fees	1,994	981
Other assets	6,218	9,914
Total assets	$ 679,798	$ 607,718

Liabilities and Stockholders' Equity
Current liabilities	$ 26,290	$ 22,897
Long-term debt and capital lease obligations	350,106	329,507
Deferred income taxes	61,381	43,106
Other liabilities	8,843	9,092
Stockholders' equity	233,178	203,116
Total liabilities and stockholders' equity	$ 679,798	$ 607,718

Salem Communications Corporation
Supplemental Information
(in thousands)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2008	2007	2008
	(unaudited)
Capital expenditures
Acquisition related / income producing	$ 1,856	$ 48	$ 7,259	$ 3,949
Maintenance	2,143	1,083	8,555	5,126

Total capital expenditures	$ 3,999	$ 1,131	$ 15,814	$ 9,075

Tax information
Cash tax expense (benefit)	$ 75	$ (71)	$ 368	$ 279
Deferred tax expense (benefit)	1,156	(16,131)	6,898	(19,581)

Provision for (benefit from) income taxes	$ 1,231	$ (16,202)	$ 7,266	$ (19,302)

Tax benefit of non-book amortization	$ 4,180	$ 1,623	$ 16,120	$ 11,398

Reconciliation of Same Station Net Broadcast Revenue
to Total Net Broadcast Revenue
Net broadcast revenue - same station	$ 49,179	$ 44,906	$ 197,106	$ 184,974
Net broadcast revenue - acquisitions	261	457	427	1,766
Net broadcast revenue - dispositions	208	16	907	362
Net broadcast revenue - format changes	1,916	1,752	5,869	5,255

Total net broadcasting revenue	$ 51,564	$ 47,131	$ 204,309	$ 192,357

Reconciliation of Same Station Broadcast Operating
Expenses to Total Broadcast Operating Expenses
Broadcast operating expenses - same station	$ 31,832	$ 26,971	$ 123,868	$ 116,641
Broadcast operating expenses - acquisitions	190	344	425	1,433
Broadcast operating expenses - dispositions	78	7	461	244
Broadcast operating expenses - format changes	1,469	1,578	4,694	5,216

Total broadcast operating expenses	$ 33,569	$ 28,900	$ 129,448	$ 123,534

Reconciliation of Same Station Operating Income to
Total Station Operating Income
Station operating income - same station	$ 17,347	$ 17,935	$ 73,238	$ 68,333
Station operating income - acquisitions	71	113	2	333
Station operating income - dispositions	130	9	446	118
Station operating income - format changes	447	174	1,175	39

Total station operating income	$ 17,995	$ 18,231	$ 74,861	$ 68,823

Salem Communications Corporation
Supplemental Information
(in thousands)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2008	2007	2008
	(unaudited)
Reconciliation of Station Operating Income and Non-Broadcast Operating Income to Operating Income (Loss)
Station operating income	$ 17,995	$ 18,231	$ 74,861	$ 68,823
Non-broadcast operating income	412	1,349	1,701	2,496
Less:
Corporate expenses	(5,579)	(3,726)	(22,314)	(20,040)
Depreciation and amortization	(3,844)	(4,066)	(15,023)	(16,102)
Terminated transaction costs and abandoned license upgrades	-	(1,275)	-	(1,275)
Impairment of goodwill and indefinite-lived assets	-	(52,690)	-	(73,010)
Gain (loss) on disposal of assets	(137)	1,030	2,192	6,892

Operating income (loss)	$ 8,847	$ (41,147)	$ 41,417	$ (32,216)

Reconciliation of Adjusted EBITDA to EBITDA
to Net Income (Loss)
Adjusted EBITDA	$ 13,628	$ 15,841	$ 57,794	$ 54,774
Less:
Stock-based compensation	(866)	(44)	(3,382)	(3,374)
Impairment of long-lived assets	-	(52,690)	-	(73,010)
Terminated transaction costs and abandoned license upgrades	-	(1,275)	-	(1,275)
Gain on early redemption of long-term debt	-	4,664	-	4,664
Discontinued operations, net of tax	(1,034)	(126)	(835)	2,004
Gain (loss) on disposal of assets	(137)	1,030	2,192	6,892
EBITDA	11,591	(32,600)	55,769	(9,325)
Plus:
Interest income	23	66	183	247
Less:
Depreciation and amortization	(3,844)	(4,066)	(15,023)	(16,102)
Interest expense	(6,351)	(5,366)	(25,488)	(22,381)
Change in fair value of interest rate swaps	-	(4,827)	-	(4,827)
Provision for (benefit from) income taxes	(1,231)	16,202	(7,266)	19,302
Net income (loss)	$ 188	$ (30,591)	$ 8,175	$ (33,086)

		Applicable
	Outstanding at	Interest
	December 31, 2008	Rate
Selected Debt and Swap Data
7 3/4% senior subordinated notes	$ 90,605	7.75%
Senior bank term loan B debt (1)	71,615	3.69%
Senior bank term loan C debt (swap matures 7/1/2012) (2)	30,000	6.74%
Senior bank term loan C debt (swap matures 7/1/2012) (2)	30,000	6.45%
Senior bank term loan C debt (swap matures 7/1/2012) (2)	30,000	6.28%
Senior bank term C debt (at variable rates) (1)	70,852	3.64%

(1) Subject to rolling LIBOR plus a spread currently at 1.75% and incorporated into the rate set forth above.

(2)  Under its swap agreements, the Company pays a fixed rate plus a spread based on the Company's leverage, as defined in its credit agreement.  As of December 31, 2008, that spread was 1.75% and is incorporated into the applicable interest rates set forth above.